Exhibit 10.3

EXHIBIT C

FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATUTES, UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THOSE LAWS.  THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CIPRICO INC.

WARRANT TO PURCHASE COMMON STOCK

No.                                                                                                                                                                   December         , 2007

Void After December     , 2012

THIS CERTIFIES THAT, for value received,                                                 , with its principal office at                                                                           , or its assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Ciprico Inc., a Delaware corporation, with its principal office at 7003 West Lake Street, Suite 400, St. Louis Park, MN 55426 (the “Company”) up to                      shares [Warrant coverage of $0.25 worth of warrant shares for each $1 of principal invested.] of the Common Stock of the Company (the “Common Stock”), subject to adjustment as provided herein.  This Warrant is one of a series of Warrants being issued pursuant to the terms of that certain Convertible Note Purchase Agreement, dated December     , 2007, by and among the Company and the original Holder of this Warrant and the other parties named therein (the “Purchase Agreement”).  Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

1.                                      DEFINITIONS.  As used herein, the following terms shall have the following respective meanings:

1.1                               “Exercise Period” shall mean the period commencing after the date hereof and ending December     , 2012, unless sooner terminated as provided below.

1.2                               “Exercise Price” shall mean an amount equal to the average closing bid price of the Common Stock for the five (5) consecutive trading days ending on the trading day prior to the date hereof, or $                 per share, subject to adjustment pursuant to Section 6 below.

1.3                               “Exercise Shares” shall mean the shares of the Company’s Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 6 below.

1.4                               “Fair Market Value” of a share of Common Stock shall be calculated as follows:

(a)           if the Common Stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, then the average of the prices of such stock at the close of the regular trading session of such market or exchange for the five (5) consecutive trading days ending on the trading day immediately preceding the applicable valuation date, or

(b)           if the Common Stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, then the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service for the five (5) consecutive trading days ending on the trading day immediately preceding the applicable valuation date, or

(c)           if the Common Stock is not publicly traded as of such date, the per share fair market value as reasonably determined in good faith by the Company’s Board of Directors.

2.                                      EXERCISE OF WARRANT.

2.1                               Method of Exercise.  The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by surrendering this Warrant, with the Notice of Exercise attached hereto filled in and duly executed by such Holder or by such Holder’s duly authorized attorney, to the Company at its principal office accompanied by payment of the Exercise Price of the Exercise Shares purchased thereby.

At the option of the Holder, the Exercise Price may be paid in one or more of the following manners:

(a)                                  a certified check or wire transfer of immediately available funds,

(b)                                  surrender of stock certificates then held representing that number of shares having an aggregate current Fair Market Value on the date of exercise equal to the aggregate Exercise Price for all Exercise Shares to be purchased pursuant to this Warrant,

(c)                                  by a “Cashless Exercise,” in which event the Company shall issue to the Holder the number of Exercise Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Exercise Shares to be issued to the Holder.

Y = the number of Exercise Shares with respect to which this Warrant is being exercised.

A = the Fair Market Value of the Common Stock on the date of exercise.

B = the Exercise Price, or

(d)                                  any combination of the foregoing methods.

Upon the exercise of the rights represented by this Warrant, shares of Common Stock shall be issued for the Exercise Shares so purchased, and shall be registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, within a reasonable amount of time following receipt by the Company of all of the items set forth above and shall be issued in certificate form, whether paper or electronic, and delivered to the Holder, if so requested.

The person in whose name any Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of issuance of the shares of Common Stock, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.2                               Partial Exercise.  If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within 10 days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Exercise Shares purchasable hereunder.  In no event shall this Warrant be exercised for a fractional Exercise Share, and the Company shall not distribute a Warrant exercisable for a fractional Exercise Share.  Fractional Exercise Shares shall be treated as provided in Section 5 hereof.

3.                                      COVENANTS OF THE COMPANY.

3.1                               Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.  If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.

3.2                               No Impairment.  Except and to the extent as waived or consented to by the Holder in accordance with Section 11 hereof, the Company will not, by amendment of its Certificate of Incorporation (as such may be amended from time to time), or through any means, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith carry out of all the provisions of this Warrant and take all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against such impairment.

3.3                               Notices of Record Date.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4.                                      DISPOSITION OF WARRANT AND EXERCISE SHARES.  The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until one of the following occurs:

4.1                               The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission (“SEC”) stating that no action will be recommended to the SEC with respect to the proposed disposition;

4.2                               There is then in effect a registration statement under the Securities Act of 1933, as amended (“Securities Act”) covering such Warrant or Exercise Shares and such disposition is made in accordance with said registration statement; or

4.3                               The Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws; provided, that so long as the Holder provides the Company a with a representation letter in customary form with respect to a disposition under Rule 144, no opinion shall be required for any disposition made or to be made in accordance with the provisions of Rule 144.

4.4                               The Holder understands and agrees that all certificates evidencing the Exercise Shares to be issued to the Holder may bear a legend in substantially the following form (provided that no such legend will be borne by Exercise Shares issued following the disposition of such shares pursuant to a registration statement which is effective under the Securities Act and provided, further, that the Company will remove such legend at the request of the Holder (i) following any sale of the Exercise Shares pursuant to an effective registration statement or Rule 144, or (ii) if such Exercise Shares are eligible for sale under Rule 144(k) or any similar or successor Rule of the SEC):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THOSE LAWS.  THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT AN OPINION IS REQUIRED PURSUANT TO THE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.

5.                                      FRACTIONAL SHARES.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current Fair Market Value (as of the applicable exercise date) of an Exercise Share by such fraction.

6.                                      CERTAIN EVENTS.

6.1                               Distribution of Assets.  In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company’s stockholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a “Distribution”), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

6.2                               Dividends, Subdivisions, Combinations and Reclassifications.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing such product by the number of Warrant Shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

6.3                               Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 6.3.  For purposes of this Section 6.3, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 6.3 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

6.4                               Adjustment of Exercise Price.  The form of this Warrant need not be changed because of any adjustment in the number, class, and kind of shares or Other Property subject to this Warrant.  The Company shall promptly provide a certificate from its principal accounting officer notifying the Holder in writing of any adjustment in the Exercise Price and/or the total number, class, and kind of shares or Other Property issuable upon exercise of this Warrant, which certificate shall specify the Exercise Price and number, class and kind of shares or Other Property under this Warrant after giving effect to such adjustment and shall set forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

7.                                      REGISTRATION RIGHTS.  The Company hereby grants to the Holder the following registration rights pertaining to the Exercise Shares:

7.1                               Piggy-Back Rights.

(a)                                  Whenever the Company shall propose to file a registration statement under the Securities Act on a form which permits the inclusion of the Exercise Shares for resale (a “Qualifying Registration Statement”), including a registration on Form S-8, if applicable, it will give written notice to the Holder at least thirty (30) calendar days prior to the anticipated filing thereof, specifying the approximate date on which the Company proposes to file the Qualifying Registration Statement and the intended method of distribution in connection therewith, and advising the Holder of his right to have any or all of the Exercise Shares then held by him included among the securities to be covered by such registration statement (the “Piggy-Back Rights”).  The Holder shall have the right to include the Exercise Shares in one or more Registration Statements until all of the Exercise Shares have been sold, or until all of the Exercise Shares are eligible for sale under Rule 144 promulgated by the SEC or any similar or successor Rule, whichever shall first occur.

(b)                                  Subject to (d) and (e), in the event that the Holder elects to utilize the Piggy-Back Rights, the Company shall include in the Qualifying Registration Statement the number of the Exercise Shares identified by the Holder in a written request (the “Piggy-Back Request”) given to the Company not later than ten (10) calendar days prior to the proposed filing date of the Qualifying Registration Statement.  The Exercise Shares identified in the Piggy-Back Request shall be included in the Qualifying Registration Statement on the same terms and conditions as the other shares of Common Stock included in the Qualifying Registration Statement.

(c)                                  Notwithstanding anything in this Warrant to the contrary, the Holder shall not have Piggy-Back Rights with respect to (i) a registration statement on Form S-4 or any successor forms thereto, (ii) a registration statement filed in connection with an exchange offer or an offering of securities solely to existing stockholders or employees of the Company, or (iii) a registration statement filed in connection with an offering by the Company of securities convertible into or exchangeable for Common Stock.

(d)                                  If the lead managing underwriter selected by the Company for an underwritten offering for which Piggy-Back Rights are requested determines that marketing or other factors require a limitation on the number of shares of Common Stock to be offered and sold in such offering, then (i) such underwriter shall provide written notice thereof to each of the Company and the Holder, and (ii) there shall be included in the offering, first, all shares of Common Stock proposed by the Company to be sold for its account (or such lesser amount as shall equal the maximum number determined by the lead managing underwriter as aforesaid) and, second, only that number of Exercise Shares requested to be included in the Qualifying Registration Statement by the Holder that such lead managing underwriter reasonably and in good faith believes will not substantially interfere with (including, without limitation, adversely affect the pricing of) the offering of all the shares of Common Stock that the Company desires to sell for its own account.

(e)                                  Nothing contained in this Section 7 shall create any liability on the part of the Company to the Holder if the Company for any reason should decide not to file a Qualifying Registration Statement for which Piggy-Back Rights are available or to withdraw such Qualifying Registration Statement subsequent to its filing, regardless of any action whatsoever that the Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

7.2                               Registration Expenses.  Except as set forth below, the Company shall bear all expenses of a Qualifying Registration Statement.  The Holder will be individually responsible for payment of his/her/its own legal fees, underwriting fees and brokerage discounts, commissions and other sales expenses incident to any registration hereunder.

7.3                               Information by Holders.  Each Holder of Exercise Shares shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Warrant.

8.                                      NO STOCKHOLDER RIGHTS.  This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

9.                                      TRANSFER OF WARRANT.  Subject to applicable laws and compliance with Section 4.3 hereof, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.  The transferee will sign an investment letter in form and substance reasonably satisfactory to the Company.

10.                               LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

11.                               MODIFICATIONS AND WAIVER.  This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

12.                               NOTICES, ETC.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address listed on the signature page and to the Holder at the addresses on the Company records, or at such other address as the Company or Holder may designate by ten (10) days’ advance written notice to the other party hereto.

13.                               GOVERNING LAW.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Minnesota without regard to the principles of conflict of laws.

14.                               SEVERABILITY.  The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

CIPRICO INC.

Monte S. Johnson, Chief Financial Officer

Address:	7003 West Lake Street, Suite 400
St. Louis Park, MN 55426
Attn: Steven D. Merrifield
Facsimile: (952) 540-2402

W/copy to:	Fredrikson & Byron, P.A.
200 South Sixth Street, Suite 4000
Minneapolis, MN 55402
Attn: Melodie R. Rose
Facsimile: (612) 492-7077

NOTICE OF EXERCISE

TO:  CIPRICO INC.

(1)                                 The undersigned hereby elects to purchase                  shares of the Common Stock of Ciprico Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price in full for such shares as follows:

                                                ☐  by certified check or wire transfer of immediately available funds in the amount of $                        , which check or wire reference information has been provided herewith;

                                                ☐  by tendering herewith                  shares of Common Stock held by the undersigned, the value of which equals the aggregate Exercise Price of the shares of Common Stock set forth above in accordance with Section 2 of the Warrant;

                                                ☐  by means of the Cashless Exercise option provided in Section 2 of the Warrant (Holder has provided concurrently herewith its calculations regarding the net number of Exercise Shares to be issued to it in accordance with Section 2 hereof)

(2)                                 Please issue a certificate or certificates, whether paper or electronic, representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)                                 If the Warrant is not being exercised in full, please issue a certificate representing a new Warrant evidencing the right of the Holder to purchase the balance of the Exercise Shares purchasable under the Warrant, such certificate to be registered in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(4)                                 The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”), and that the undersigned has no present intention of distributing or reselling such shares in violation of the Securities Act; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant

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must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available, and (v) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature) (Print name)

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ASSIGNMENT FORM

(To assign the foregoing Warrant, subject to compliance with section 4.3 hereof, execute this form and supply required information.  Do not use this form to purchase shares.)

TO:  CIPRICO INC.

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:

(Please Print)

Address:

(Please Print)

Dated:                      , 20

Holder’s

Signature:

Holder’s

Address:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.